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                                                  Page one of six pages.
                                                  Exhibit Index is on Page four.


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 1998



                            LAM RESEARCH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    000-12933                 94-2634797
----------------------------    ------------------------       -------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)



                 4650 CUSHING PARKWAY, FREMONT, CALIFORNIA 94538
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 659-0200
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5. OTHER EVENTS


        On June 24, 1998, Lam Research Corporation (the "Company") announced a reduction in workforce and corporate restructuring. Attached hereto as Exhibit
99.1 is the Company's press release dated June 24, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c) Exhibits

                   99.1 Lam Research Corporation Press Release dated June 24, 1998.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  July 9, 1998                          LAM RESEARCH CORPORATION


                                              By:  /s/ Richard H. Lovgren
                                                 -------------------------------

                                              Name:  Richard H. Lovgren
                                                   -----------------------------

                                              Title:  Vice President, Secretary
                                                      and General Counsel


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                                  EXHIBIT INDEX


                                                            Page No. in Sequentially
Exhibit No.                   Description                   Numbered Current Report
-----------                   -----------                   -----------------------
99.1             Lam Research Corporation Press Release                  5
                 dated June 24, 1998.


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